UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 12, 2026

ARROW ELECTRONICS, INC.

(Exact Name of Registrant as Specified in Charter)

New York	1-4482	11-1806155
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

9151 East Panorama Circle, Centennial, CO	80112
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (303) 824-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of the exchange on which registered
Common Stock, $1 par value	ARW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described in Item 5.07 below, at the 2026 annual meeting of shareholders (“the Annual Meeting”) of Arrow Electronics, Inc. (“Arrow”) held on May 12, 2026, Arrow’s shareholders approved two proposals to amend and restate Arrow’s Restated Certificate of Incorporation to (a) remove certain supermajority requirements contained therein and implement other clarifying and ministerial changes, and (b) override default supermajority requirements under the New York Business Corporation Law. These amendments were incorporated into Arrow’s Restated Certificate of Incorporation that was filed with the Secretary of State of the State of New York on May 13, 2026, and thereby became effective as of that date.

Additionally, on May 12, 2026, the Board of Directors (the “Board”) of Arrow approved and adopted Amended and Restated By-laws (the “Amended and Restated By-laws”), that became effective immediately. The changes effected by the Amended and Restated By-laws, among other things:

•	provide that Arrow’s corporate secretary shall call a special meeting of shareholders if properly requested by one or more shareholders who have continuously held at least 25% of Arrow’s outstanding common stock for at least one year and have complied with the procedures set forth in the Amended and Restated By-laws;

•	require that certain information be included in a special meeting request, such as a description of the business to be brought before the meeting and the reasons for conducting such business at the meeting;

•	specify that Arrow will not be required to call a special meeting of shareholders if:

▪	the business requested to be conducted at the special meeting is not a proper subject for shareholder action under applicable law;

▪	the same or substantially similar item of business was presented at another meeting of shareholders held within 90 days prior to the earliest date of signature on the special meeting request;

▪	the special meeting request is received during the period commencing 90 days prior to the first anniversary date of the prior year’s annual meeting of shareholders and ending on the date of the next annual meeting of shareholders; or

▪	the special meeting request does not comply with the requirements set forth in the Amended and Restated By-laws;

•	provide that the business conducted at any special meeting requested by shareholder(s) will be limited to the business stated in the special meeting request and any additional business that the Board determines to include; and

•	make various other updates, including clarifying and ministerial changes.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Restated Certificate of Incorporation and the Amended and Restated By-laws attached as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The matters listed below were submitted to a vote of Arrow’s shareholders at the Annual Meeting held on May 12, 2026. The proposals are described in detail in Arrow’s proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on March 30, 2026 (the “Proxy Statement”).

Proposal 1: Election of Directors

Arrow’s shareholders elected eight directors to the Board, each to hold office for a term of one year, expiring at Arrow’s 2027 annual meeting of shareholders and until his or her successor has been elected and qualified. The voting results for each nominee were as follows:

Board Member	For	Withheld	Broker Non-votes
William F. Austen	45,947,757	316,784	1,965,277
Lawrence (Liren) Chen	45,903,428	361,113	1,965,277
Steven H. Gunby	44,949,250	1,315,291	1,965,277
Michael D. Hayford	45,906,596	357,945	1,965,277
Andrew C. Kerin	42,473,524	3,791,017	1,965,277
Carol P. Lowe	45,443,369	821,172	1,965,277
Mary T. McDowell	45,110,376	1,154,165	1,965,277
Gerry P. Smith	45,274,670	989,871	1,965,277

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm

Arrow’s shareholders ratified the appointment of Ernst & Young LLP as Arrow’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The appointment was ratified with 45,228,763 shares voting for, 2,896,560 shares voting against, and 104,495 shares abstaining.

Proposal 3: Advisory Vote to Approve Named Executive Officer Compensation

Arrow’s shareholders approved, on an advisory basis, the compensation paid to Arrow’s named executive officers as described in the Proxy Statement. The proposal was passed by the shareholders with 43,272,427 shares voting for, 2,838,378 shares voting against, 153,736 shares abstaining, and 1,965,277 broker non-votes.

Proposals 4a and 4b: Amendments to Our Restated Certificate of Incorporation to Remove Supermajority Voting Provisions

Arrow’s shareholders approved amendments to Arrow’s Restated Certificate of Incorporation to remove certain provisions requiring a supermajority vote of shareholders. The proposal was passed by the shareholders with 46,117,978 shares voting for, 42,451 shares voting against, 104,112 shares abstaining, and 1,965,277 broker non-votes.

Arrow’s shareholders also approved amendments to Arrow’s Restated Certificate of Incorporation to override default supermajority requirements under the New York Business Corporation Law. The proposal was passed by the shareholders with 46,115,170 shares voting for, 44,511 shares voting against, 104,860 shares abstaining, and 1,965,277 broker non-votes.

Proposal 5: Arrow Proposal to Provide Shareholders with the Ability to Call a Special Shareholder Meeting at a 25% Ownership Threshold

Arrow’s shareholders approved an Arrow proposal to provide shareholders with the ability to call a special meeting at a 25% ownership threshold. The proposal was passed by the shareholders with 33,833,051 shares voting for, 8,631,444 shares voting against, 3,800,046 shares abstaining, and 1,965,277 broker non-votes.

Proposal 6: Shareholder Proposal to Provide Shareholders with the Ability to Call a Special Shareholder Meeting at a 10% Ownership Threshold

Arrow’s shareholders did not approve a shareholder proposal to provide shareholders with the ability to call a special meeting at a 10% ownership threshold. The shareholders did not pass the proposal, with 17,059,659 shares voting for, 29,060,764 shares voting against, 144,118 shares abstaining, and 1,965,277 broker non-votes.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	Restated Certificate of Incorporation of Arrow Electronics, Inc., effective as of May 13, 2026.
3.2	Arrow Electronics, Inc. Amended and Restated By-laws, as amended through May 12, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARROW ELECTRONICS, INC.

Date: May 13, 2026	By:	/s/ Carine Jean-Claude
	Name:	Carine Jean-Claude
	Title:	Senior Vice President, Chief Legal and Compliance Officer, and Secretary